UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 6, 2018

EASTSIDE DISTILLING, INC.

(Exact name of Registrant as specified in its charter)

Nevada	001-38182	20-3937596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 SE Water Avenue, Suite 390

Portland, OR 97214

(Address of principal executive offices)

(971) 888-4264

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.08 Shareholder Director Nominations.

On April 6, 2018, Eastside Distilling, Inc.’s (the “Company”) Board of Directors set June 18, 2018 as the date of its 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”). The exact time and location of the 2018 Annual Meeting will be specified in the Company’s proxy statement for the 2018 Annual Meeting. Qualified stockholder proposals (including a proposal made pursuant to SEC Rule 14a-8 and any notice on Schedule 14N) to be presented at the 2018 Annual Meeting and in our proxy statement and form of proxy relating to that meeting must be received by us at our headquarters, addressed to our corporate secretary, not later than April 25, 2018. These proposals must comply with applicable Nevada law, the rules and regulations promulgated by the Securities and Exchange Commission, and the procedures set forth in the Company’s bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 2018

EASTSIDE DISTILLING, INC.

/s/ Grover T. Wickersham
Grover T. Wickersham
Chief Executive Officer and Chairman of the Board